[Kramer Levin Naftalis & Frankel LLP Letterhead]







                                                     October 3, 2005


Old Mutual Advisor Funds
4643 South Ulster Street, Suite 600
Denver, Colorado 80237

         Re:      Old Mutual Advisor Funds
                  Post-Effective Amendment No. 7
                  File Nos. 333-116057; 811-21587

Ladies and Gentlemen:

                  We hereby consent to the reference to our firm as Counsel in this Post-Effective Amendment No.7 to Registration Statement No. 333-116057 on Form N-1A.



                                        Very truly yours,

                                        /s/ Kramer Levin Naftalis & Frankel LLP